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                                    GMO TRUST

                SUPPLEMENT TO GMO TRUST PROSPECTUS DATED JUNE 30,
             2004 AND GMO TRUST STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 30, 2004


GMO GLOBAL HEDGED EQUITY FUND (TO BE RE-NAMED GMO ALPHA ONLY FUND)

The Board of Trustees of GMO Trust has approved a change to the name of the Fund from "GMO Global Hedged Equity Fund" to "GMO Alpha Only Fund." The Fund's name change will be effective August 30, 2004. Until August 30, 2004, all references to "GMO Alpha Only Fund" in the Prospectus and Statement of Additional Information will be deemed to be references to "GMO Global Hedged Equity Fund."

In addition, until August 30, 2004, the following policy (the Fund's "Name Policy") is included in the Fund's "Principal investment strategies" set forth on page 64 of the Prospectus: "Under normal circumstances, the Fund invests at least 80% of its assets in equity investments." For more information about the Fund's Name Policy, see "Name Policies" on page 88 of the Prospectus and Non-Fundamental Restriction (5) in "Investment Restrictions--Non-Fundamental Restrictions" in the Statement of Additional Information.



Date: June 30, 2004